LEASES	12 Months Ended
Jun. 24, 2015
Leases [Abstract]
LEASES
LEASES
(a) Capital Leases
We lease certain buildings under capital leases. The asset value of $39.0 million at June 24, 2015 and June 25, 2014, and the related accumulated amortization of $22.1 million and $20.1 million at June 24, 2015 and June 25, 2014, respectively, are included in property and equipment. Amortization of assets under capital leases is included in depreciation and amortization expense.
(b) Operating Leases
We lease restaurant facilities and office space under operating leases. The majority having terms expiring at various dates through fiscal 2031. The restaurant leases have cumulative renewal clauses of 1 to 30 years at our option and, in some cases, have provisions for contingent rent based upon a percentage of sales in excess of specified levels, as defined in the leases. We include other rent-related costs in rent expense, such as common area maintenance, taxes and amortization of landlord contributions.
Rent expense consists of the following (in thousands):

	2015	2014	2013
Straight-lined minimum rent	$92,917	$90,574	$88,773
Contingent rent	4,774	4,737	3,637
Other	9,998	9,817	9,296
Total rent expense	$107,689	$105,128	$101,706

(c) Commitments
As of June 24, 2015, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2016	$6,050	$113,511
2017	5,953	94,405
2018	5,764	70,531
2019	5,202	50,991
2020	4,853	39,736
Thereafter	32,114	114,526
Total minimum lease payments(a)	59,936	$483,700
Imputed interest (average rate of 7%)	(19,087)
Present value of minimum lease payments	40,849
Less current installments	(3,439)
	$37,410
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(a)
Future minimum lease payments have not been reduced by minimum sublease rentals to be received in the future under non-cancelable subleases. Sublease rentals are approximately $34.9 million and $37.4 million for capital and operating subleases, respectively.